UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
June 16, 2019
CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 – Completion of Acquisition or Disposition of Assets
On June 16, 2019, Pepperidge Farm, Incorporated ( “Pepperidge Farm”), a wholly-owned subsidiary of Campbell Soup Company (“Campbell”), completed the previously announced sale (the “Transaction”) of Wm. Bolthouse Farms, Inc. (“Bolthouse Farms”) for a purchase price of $510 million pursuant to the terms of a Stock Purchase Agreement (the “Agreement”), dated as of April 12, 2019, by and among Pepperidge Farm, Bolthouse Farms, Campbell (solely for the purposes of Sections 2.03, 2.04, 2.07, 3.05, 6.02, 6.03, 6.06, 6.09(e), 6.10, 8.02, 8.03, 8.04, 8.07, 11.06, 11.11 and 11.15) and Generis Holdings, LP (“Generis Holdings”). Pursuant to the Agreement, Generis Holdings acquired all of the outstanding shares of capital stock of Bolthouse Farms. The proceeds from the Transaction are approximately $500 million, which are subject to certain post-closing adjustments.
The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Agreement filed as Exhibit 2.1 to Campbell’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 12, 2019, which is incorporated herein by reference.
Item 9.01 – Financial Statements and Exhibits
(b) Pro forma financial information

Unaudited pro forma condensed consolidated financial information of Campbell Soup Company giving effect to the Transaction and related notes thereto, including such information required by Article 11 of Regulation S-X, are attached as Exhibit 99.1.

(d) Exhibits

2.1
Stock Purchase Agreement, dated April 12, 2019, by and among Pepperidge Farm, Incorporated, Wm. Bolthouse Farms, Inc., Campbell Soup Company (solely for the purposes of Sections 2.03, 2.04, 2.07, 3.05, 6.02, 6.03, 6.06, 6.09(e), 6.10, 8.02, 8.03, 8.04, 8.07, 11.06, 11.11 and 11.15) and Generis Holdings, LP. is incorporated by reference to Exhibit 2.1 to Campbell's Form 8-K (SEC file number 1-3822) filed with the SEC on April 12, 2019.

99.1	Unaudited pro forma condensed consolidated financial information.
EXHIBIT INDEX

Exhibit No.

2.1
Stock Purchase Agreement, dated April 12, 2019, by and among Pepperidge Farm, Incorporated, Wm. Bolthouse Farms, Inc., Campbell Soup Company (solely for the purposes of Sections 2.03, 2.04, 2.07, 3.05, 6.02, 6.03, 6.06, 6.09(e), 6.10, 8.02, 8.03, 8.04, 8.07, 11.06, 11.11 and 11.15) and Generis Holdings, LP. is incorporated by reference to Exhibit 2.1 to Campbell's Form 8-K (SEC file number 1-3822) filed with the SEC on April 12, 2019.

99.1	Unaudited pro forma condensed consolidated financial information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: June 19, 2019	By:	/s/ Anthony P. DiSilvestro
Anthony P. DiSilvestro
Senior Vice President and Chief Financial Officer